Exhibit 32.2

               CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF
                            THE MIDDLEBY CORPORATION
              PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Timothy J. FutzGerald, Vice President and Chief Financial Officer (principal financial officer) of The Middleby Corporation (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K/A for the period ended January 3, 2004 of the Registrant (the "Report"), that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

      (2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.

Date:  August 16, 2004


                                        /s/  Timothy J. FitzGerald
                                        ----------------------------------------
                                        Timothy J. FitzGerald